2,000,000 Shares


                HOME PROPERTIES OF NEW YORK, INC.

                          Common Stock
                         $0.01 Par Value

                    UNDERWRITING AGREEMENT
June 15, 1998


PAINEWEBBER INCORPORATED
BANCAMERICA ROBERTSON STEPHENS
CIBC OPPENHEIMER CORP.
SMITH BARNEY INC.
WHEAT FIRST UNION

as representatives of the several underwriters, c/o PaineWebber Incorporated
1285 Avenue of the Americas
New York, New York 10019


Dear Ladies and Gentlemen:

          Home Properties of New York, Inc., a Maryland corporation (the "Company"), and Home Properties of New York, L.P., a New York limited partnership subsidiary of the Company (the "Operating Partnership"), confirm their agreement with the Underwriters named in SCHEDULE A hereto (the "Underwriters") for whom PaineWebber Incorporated, BancAmerica Robertson Stephens, CIBC Oppenheimer Corp., Smith Barney Inc. and Wheat First Union are acting as representatives, as follows:

          1.   DESCRIPTION OF SHARES.

               (a) The Company proposes to issue and sell to the Underwriters, severally and not jointly, 2,000,000 shares of common stock, par value $0.01 per share (the "Common Stock"). Such shares of Common Stock to be issued and sold by the Company are hereinafter referred to as the "Firm Shares."

               (b) In addition, the Company is granting to the Underwriters an option to purchase up to an additional 300,000 shares of Common Stock on the terms and for the purposes set forth in Section 12 hereof (the "Option Shares" and, together with the Firm Shares, the "Shares").

          2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND THE OPERATING PARTNERSHIP. The Company and the Operating Partnership represent and warrant to and agree with the Underwriters that:

               (a) A registration statement on Form S-3 (File No. 333-02674) (the "First Registration Statement") and a registration statement on Form S-3 (File No. 333-52601) (the "Second Registration Statement"), with respect to the Shares, each including a prospectus, have been carefully prepared by the Company and the Operating Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the "Securities Act"), and the rules and regulations (the "Securities Act Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, have been filed with the Commission and have been declared effective. Such registration statements and prospectuses may have been amended or supplemented prior to the date of this Underwriting Agreement; any such amendment or supplement was so prepared and filed, and any such amendment filed after the effective date of such registration statements has been declared effective. No stop order suspending the effectiveness of either of such registration statements has been issued, and no proceeding for that purpose has been instituted or threatened by the Commission. A prospectus supplement (the "Prospectus Supplement") setting forth the terms of the offering, sale and plan of distribution of the Shares and additional information concerning the Company and its business has been or will be so prepared and will be filed pursuant to Rule 424(b) of the Securities Act Rules and Regulations on or before the second business day after the date hereof (or such earlier time as may be required by the Securities Act Rules and Regulations). Copies of such registration statements and prospectuses, any such amendments or supplements and all documents incorporated by reference therein that were filed with the Commission on or prior to the date of this Underwriting Agreement (including one fully executed copy of each registration statement and of each amendment thereto for the Underwriters and their counsel) have been delivered to the Underwriters and their counsel. The First Registration Statement and the Second Registration Statement, as they may have heretofore been amended, are referred to herein as the "Registration Statements," and the final form of prospectus included in the Second Registration Statement, as supplemented by the Prospectus Supplement, is referred to herein as the "Prospectus." Any reference herein to the Registration Statements, the Prospectus, any preliminary prospectus or any amendment or supplement thereto shall be deemed to refer to and include the documents incorporated by reference therein, and any reference herein to the terms "amend," "amendment" or "supplement" with respect to the Registration Statements, the Prospectus or any preliminary prospectus shall be deemed to refer to and include the filing after the execution hereof of any document with the Commission deemed to be incorporated by reference therein. For purposes of this Underwriting Agreement, all references to the Registration Statements, the Prospectus, any preliminary prospectus or to any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical in content to any Prospectus delivered to the Underwriters for use in connection with the offering of the Shares.

               (b) Each part of the Registration Statements, when such part became or becomes effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date (as hereinafter defined) and, if later, at an Option Closing Date (as hereinafter defined), conformed or will conform in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations; each part of the Registration Statements, when such part became or becomes effective, or when such part was filed with the Commission, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, and, if later, at an Option Closing Date, did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to statements in, or omissions from, any such document in reliance upon, and in conformity with, written information concerning the Underwriters that was furnished to the Company and the Operating Partnership by the Underwriters specifically for use in the preparation thereof.

               (c) The documents incorporated by reference in the Registration Statements, the Prospectus or any amendment or supplement thereto, when they became or become effective under the Securities Act or were or are filed with the Commission under the Securities Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and/or the rules and regulations of the Commission under the Exchange Act (the "Exchange Act Rules and Regulations"), as applicable.

               (d) The consolidated financial statements of the Company, together with the related schedules and notes thereto, set forth or included or incorporated by reference in the Registration Statements and Prospectus fairly present the financial condition of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations, changes in financial position, stockholders' equity and cash flows for the periods therein specified, in conformity with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise stated therein). The summary and selected financial and statistical data included or incorporated by reference in the Registration Statements and the Prospectus present fairly the information shown therein and, to the extent based upon or derived from the financial statements, have been compiled on a basis consistent with the financial statements presented therein. In addition, the pro forma financial statements of the Company, and the related notes thereto, included or incorporated by reference in the Registration Statements and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the basis described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein. Furthermore, all financial statements required by Rule 3-14 of Regulation S-X ("Rule 3-14") have been included or incorporated by reference in the Registration Statements and the Prospectus and any such financial statements are in conformity with the requirements of Rule 3-14. No other financial statements are required to be set forth or to be incorporated by reference in the Registration Statements or the Prospectus under the Securities Act or the Securities Act Rules and Regulations.

               (e) To the best of the Company's and the Operating Partnership's knowledge, Coopers & Lybrand L.L.P., whose reports are incorporated by reference in the Registration Statements, are and, during the periods covered by their reports, were independent public accountants as required by the Securities Act and the Securities Act Rules and Regulations.

               (f) The Company has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Maryland, is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets, properties, business, results of operations or condition (financial or otherwise) of the Company, the Subsidiaries (as hereinafter defined) and the GP Entities (as hereinafter defined) taken as a whole), and has full corporate power and authority necessary to own or hold its properties, to conduct the business in which it is engaged and to enter into and perform its obligations under this Underwriting Agreement. Except for the Subsidiaries and the GP Entities, the Company owns no direct or indirect equity or other beneficial interest in any corporation, partnership, joint venture or other business entity.

               (g) The Operating Partnership has been duly formed and is validly existing as a limited partnership under the laws of the State of New York, is duly qualified to do business as a foreign limited partnership in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets, properties, business, results of operations or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities taken as a whole), and has all partnership power and authority necessary to own or hold its properties and its interests in its subsidiaries, to conduct the business in which it is engaged and to enter into and perform its obligations under this Underwriting Agreement. The Company is the sole general partner of the Operating Partnership. The Second Restated and Amended Agreement of Limited Partnership of the Operating Partnership, as amended, (the "Operating Partnership Agreement"), is in full force and effect, and the aggregate percentage interests of the Company, Home Properties Trust, a wholly-owned Maryland real estate trust and qualified REIT subsidiary of the Company (the "QRS"), and the other limited partners in the Operating Partnership are 1%, 59.1% and 39.9%, respectively. To the extent the Shares are issued in accordance with this Underwriting Agreement, (i) the percentage interest of the partners in the Operating Partnership will be adjusted accordingly and (ii) the Company will contribute the proceeds from the sale of the Shares to the QRS, which in turn will contribute such proceeds to the Operating Partnership in exchange for a number of units of limited partner interest equal to the number of Shares issued.

               (h) The QRS has been duly formed and is validly existing as a real estate trust under the laws of the State of Maryland, is duly qualified to do business in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification (except where the failure to be so qualified would not have a material adverse effect on the earnings, assets, properties, business, results of operations or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities taken as a whole), and has all power and authority necessary to own or hold its assets and to conduct the business in which it is engaged.

               (i) Each of the subsidiaries (as defined in the Securities Act Rules and Regulations) of the Company, including the Operating Partnership and the QRS, are listed on SCHEDULE B hereto (collectively, the "Subsidiaries"). Each of the Subsidiaries has been duly incorporated or formed, as the case may be, and is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. Each of the Subsidiaries has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a material adverse effect on the earnings, assets, properties, business, results of operations or condition (financial or otherwise) of the Company, the Subsidiaries and GP Entities taken as a whole.

               (j) The Company and the Subsidiaries hold general partner or other controlling interests in an aggregate of 119 general or limited partnerships or other entities owning apartment communities and/or other real estate assets (the "GP Entities"). Each of the GP Entities has been duly incorporated or formed, as the case may be, and, to the knowledge of the Company, is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be. Each of the GP Entities has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, and, to the knowledge of the Company, is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a material adverse effect on the earnings, assets, properties, business, results of operations or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities taken as a whole.

               (k) All of the issued and outstanding capital stock or ownership interests of each Subsidiary have been duly authorized and are validly issued, fully paid and nonassessable and, except as specified on SCHEDULE C hereto, are wholly-owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity. All of the issued and outstanding capital stock or ownership interests of each GP Entity have been duly authorized and are validly issued, fully paid and nonassessable.

               (l) The Company has authorized, issued and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus Supplement. All of the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and nonassessable and conform to the description thereof in the Registration Statements and the Prospectus. The
     stockholders of the Company and the holders of interests in the Operating Partnership have no preemptive rights with respect to the issuance of the Shares, except for those preemptive rights which have been waived.

               (m) The Shares will be as of the Closing Date, and the Option Shares will be as of any Option Closing Date, duly authorized by the Company for issuance and sale pursuant to this Underwriting Agreement and, when issued and delivered by the Company pursuant to this Underwriting Agreement against payment of the consideration therefor specified herein, will be validly issued, fully paid and nonassessable. The Shares conform to the description thereof in, or incorporated by reference into, the Registration Statements and the Prospectus.

               (n) Except as contemplated in the Prospectus, subsequent to the respective dates as of which information is given in the
     Registration Statements and the Prospectus, the Company, the Subsidiaries and GP Entities have not incurred any liabilities or obligations, direct or contingent, or entered into any transactions, not in the ordinary course of business, that are material to the Company, the Subsidiaries and the GP Entities on a consolidated basis; and there has not been any material change in the capital stock or structure, short-term debt or long-term debt of the Company and the Subsidiaries; and there has not been any adverse material change in the capital stock or structure, short-term debt or long-term debt of the GP Entities; or any material adverse change, or any development that is reasonably likely to involve a prospective material adverse change, in the condition (financial or other), business, net worth or results of operations of the Company, the Subsidiaries and the GP Entities on a consolidated basis; and, except for regular distributions on the Common Stock, in amounts per share that are consistent with past practice or the charter documents of the Company, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

               (o) Except as set forth in the Prospectus, there is not pending or, to the knowledge of the Company, threatened any litigation, action, suit or proceeding to which the Company, any of the Subsidiaries or the GP Entities or any of its officers or directors is a party, or that any of its properties or other assets is the subject of, before or by any court or governmental agency or body, that is reasonably likely to result in any material adverse change in the condition (financial or other), business, net worth or results of operations of the Company, the Subsidiaries and the GP Entities.

               (p) During the period of at least the last 24 calendar months prior to the date of this Underwriting Agreement, the Company has timely filed with the Commission all documents and other material required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. During the period of at least the last 36 calendar months preceding the filing of the Second Registration Statement, the Company has filed all reports required to be filed pursuant to Sections 13, 14 and 15(d) under the Exchange Act. Immediately preceding the filing of the Second Registration Statement, the aggregate market value of the Company's voting stock held by nonaffiliates of the Company was equal to or greater than $150 million.

               (q) There are no contracts or documents of the Company that are required to be filed as exhibits to the Registration Statements or to any of the documents incorporated by reference therein by the Securities Act or the Exchange Act or by the Securities Act Rules and Regulations and the Exchange Act Rules and Regulations that have not been so filed. All of the contracts to which any of the Company, the Subsidiaries or the GP Entities is a party and which are material to the business and operations of any of the Company, the Subsidiaries or the GP Entities (i) have been duly authorized, executed and delivered by such entity, constitute valid and binding agreements of such entity and are enforceable against such entity in accordance with the terms thereof, except as such enforcement may be limited by (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief or (ii) in the case of any contract to be executed on or before the Closing Date, will on the Closing Date be duly authorized, executed and delivered by the Company and/or a Subsidiary, and constitute valid and binding agreements of such entity enforceable against each entity in accordance with the terms thereof, except as such enforcement may be limited by
     (A) bankruptcy, insolvency, reorganization or similar other laws affecting creditors' rights generally and (B) general equity principles and limitations on the availability of equitable relief.

               (r)  The  Company and the Operating  Partnership  have  full power and authority, corporate or otherwise, to enter into this Underwriting Agreement. This Underwriting Agreement has been duly authorized, executed and delivered by the Company and the Operating Partnership.

               (s) The execution and performance of this Underwriting Agreement and the consummation of the transactions contemplated herein, including the issuance of the Shares, will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (i) any agreement or instrument to which the Company, the Subsidiaries or the GP Entities is a party or by which they are bound or to which any of the property or other assets of the Company, the Subsidiaries or the GP Entities is subject except where such breach, violation or default would not have a material adverse effect on the Company, the Subsidiaries and the GP Entities taken as a whole, (ii) the articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, of the Company, the Subsidiaries or the GP Entities or (iii) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, the Subsidiaries or the GP Entities or any of their properties or other assets; no consent, approval, authorization or order of, filing with, or notice to any court or governmental agency or body is required for the consummation of the transactions contemplated by this Underwriting Agreement in connection with the issuance or sale of the Shares by the Company, except such as may be required under the Securities Act and applicable state securities, blue sky, or real estate syndication laws, if any, or pursuant to the listing requirements of the New York Stock Exchange ("NYSE"); and the Company has full power and authority to authorize, issue and sell the Shares as contemplated by this Underwriting Agreement.

               (t) The Company, the Subsidiaries and the GP Entities have complied in all material respects with all laws, regulations and orders applicable to them or their respective businesses; the Company, the Subsidiaries and the GP Entities are not in default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument to which they are a party or by which they or any of their properties or other assets are bound, violation of which would individually or in the aggregate have a material adverse effect on the Company, the Subsidiaries and the GP Entities on a consolidated basis, and no other party under any such agreement or instrument to which the Company, the Subsidiaries or the GP Entities are a party is, to the knowledge of the Company, in default in any material respect thereunder; and the Company, the Subsidiaries and the GP Entities are not in violation of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational documents, as the case may be.

               (u) Except as specifically disclosed in the Registration Statements, Prospectus or any amendment or supplement thereto, there is no material defect in the condition of any property owned or held by the Company or the Subsidiaries, the improvements thereon, the structural elements thereof, or the mechanical systems therein, nor any material damage from casualty or other cause, nor any soil condition of any such property that will not support all of the improvements thereon without the need for unusual or new subsurface excavations, fill, footings, caissons or other installations, except for (a) ordinary wear and tear and (b) any such defect, damage or condition that has been corrected or will be corrected in the ordinary course of the business of such property as part of the Company's scheduled annual maintenance and improvement program, and (c) any defects, damages or conditions that would not have a material adverse effect on the Company, the Subsidiaries and the GP Entities taken as a whole.

               (v) The Company  and  each  of  the  Subsidiaries and the GP
     Entities have good and marketable title to all properties and assets owned by them, free and clear of all liens, charges, encumbrances, claims, restrictions or defects, except such as are (i) described in the Prospectus, (ii) not material in relation to the business or operations of the Company, the Subsidiaries and the GP Entities, or
     (iii) with respect to the GP Entities, related to, or a consequence of, any commercially reasonable mortgage indebtedness on the
     properties  or  assets  of  such   GP   Entities;   the  Company,  the
     Subsidiaries and the GP Entities have valid, subsisting and enforceable leases for the properties listed on SCHEDULE D hereto as leased to the Company, the Subsidiaries and the GP Entities, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such properties by the Company, the Subsidiaries and the GP Entities; all liens, charges, encumbrances, claims or restrictions on or affecting any of the properties or the assets of the Company, the Subsidiaries and the GP Entities which are required to be disclosed in the Prospectus are disclosed therein; no tenant under any of the leases pursuant to which the Company, the Subsidiaries or the GP Entities lease their properties has an option or right of first refusal to purchase the premises demised under such lease; the use and occupancy of each of the properties of the Company, the Subsidiaries and the GP Entities comply in all material respects with all applicable codes and zoning laws and regulations; the Company, the Subsidiaries and the GP Entities have no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvement of, construction on, or access to any of the properties of the Company, the Subsidiaries and the GP Entities; and the Company, the Subsidiaries and the GP Entities have no knowledge of any pending or threatened proceeding or action that will in any manner materially affect the size of, use of, improvements or construction on, or access to any of the properties of the Company, the Subsidiaries or the GP Entities.

               (w) Except for those properties listed on SCHEDULE E hereto, title insurance in favor of the Company and the Subsidiaries is maintained with respect to each of the properties described in the Prospectus in an amount at least equal to the cost of acquisition of such property.

               (x) Except as disclosed in, or incorporated by reference into, the Registration Statements , Prospectus and any amendment or supplement thereto, there are no mortgages or deeds of trust encumbering any of the properties. The mortgages encumbering the properties are not convertible into any equity securities of the Company or the Operating Partnership, nor does the Company or any of the Subsidiaries or the GP Entities hold a participating interest therein and, except as disclosed in the Registration Statements, Prospectus and any amendment or supplement thereto, such mortgages are not cross-defaulted or cross-collateralized to any party other than the Company and the Subsidiaries.

               (y) Except as would not, singularly or in the aggregate, have a material adverse effect on the earnings, assets, properties, business, results of operations or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities taken as a whole, (i) there does not exist on any of the properties described in the Prospectus any Hazardous Materials (as hereinafter defined) in unlawful quantities, (ii) there has not occurred on or off such properties any unlawful spills, releases, discharges or disposal of Hazardous Materials,\ and (iii) the Company, the Subsidiaries and the GP Entities have not failed to comply with all applicable local, state and Federal environmental laws, regulations, ordinances and administrative and judicial orders relating to the generation, recycling, sale, storage, handling, transport and disposal of any Hazardous Materials.

               As used herein, "Hazardous Material" shall include, without limitation, any flammable explosives, radioactive materials, oil, petroleum, petroleum products, hazardous materials, hazardous wastes, hazardous or toxic substances, asbestos or any material as defined by any environmental laws, including, without limitation, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, ET SEQ.) (CERCLA), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, ET SEQ.), the Resource Conservation and Recovery Act, as amended (42 U.S C. Section 6901, ET SEQ.), and in the regulations adopted pursuant to each of the foregoing or by any Federal, state or local governmental authority having jurisdiction over the properties as described in the Prospectus.

               Except for three wholly-owned properties, all of the properties of the Company and the Subsidiaries have been, and it is contemplated that all future acquisitions will be, subjected to a Phase I or similar environmental assessment (which generally includes a site inspection, interviews and a records review, but no subsurface sampling). These assessments and follow-up investigations, if any, (including, as appropriate, asbestos, radon and lead surveys, additional public record review, subsurface sampling and other testing) of the properties have not revealed any environmental liability that the Company believes would have a material adverse effect on the earnings, assets, properties, business, results of operations or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities taken as a whole.

               (z) The Company has and maintains property and casualty insurance in favor of the Company and the Subsidiaries with respect to them and each of the properties, in an amount and on such terms as is reasonable and customary for businesses of the type proposed to be conducted by the Company and the Subsidiaries. Neither the Company nor any of the Subsidiaries or the GP Entities has received from any insurance company written notice of any material defects or deficiencies affecting the insurability of any such properties.

               (aa) No holder of outstanding shares of capital stock or units representing rights to acquire shares of capital stock of the Company has any rights to the registration of shares of capital stock of the Company which would or could require such securities to be included in either of the Registration Statements except for those registration rights which have been waived.

               (bb)   Subsequent  to  the  respective  dates  as  of  which
     information is given in the Registration Statements and the Prospectus, except as described therein, (i) there has not been any material adverse change in the assets or properties, business, results of operations, or condition (financial or otherwise) of the Company or any of the Subsidiaries or the GP Entities whether or not arising from transactions in the ordinary course of business; (ii) neither the Company nor any of the Subsidiaries or the GP Entities has sustained any material loss or interference with its assets, businesses or properties (whether owned or leased) from fire, explosion, earthquake, flood or other calamity, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree; and (iii) neither the Company nor any of the Subsidiaries or the GP Entities has undertaken any liability or obligation, direct or contingent, except (1) such liabilities or obligations undertaken in the ordinary course of business, (2) as disclosed or incorporated by reference in the Registration Statements, the Prospectus and any amendment or supplement thereto, or (3) with respect to the GP Entities, such liabilities or obligations undertaken in connection with the establishment of commercially reasonable mortgage indebtedness on the properties or assets of such GP Entities.

               (cc) The Company has filed all Federal, state and foreign income and franchise tax returns required to be filed on or prior to the date hereof and has paid taxes shown as due thereon, other than taxes which are being contested in good faith and for which adequate reserves have been established in accordance with generally accepted accounting principles; and the Company has no knowledge, after due inquiry, of any tax deficiency which has been asserted or threatened against the Company. To the knowledge of the Company, there are no tax returns of the Company or any of the Subsidiaries or the GP Entities that are currently being audited by state, local or Federal taxing authorities or agencies which would have material adverse effect on the assets, properties, business, results of operations, or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities taken as a whole.

               (dd) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Underwriting Agreement and the consummation of the transactions herein contemplated has been obtained or made and is in full force and effect.

               (ee) No material labor dispute with the employees of the Company or any of the Subsidiaries or the GP Entities exists or, to the knowledge of the Company is imminent or threatened.

               (ff) The Company, the Subsidiaries and the GP Entities own, or are licensed or otherwise have the right to use the material patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "proprietary rights") presently employed by them or which are necessary in connection with the conduct of the business now operated by them, and neither the Company nor any of the Subsidiaries or the GP Entities has received any written notice or otherwise has actual knowledge after due inquiry of any infringement of rights of others or any other claims with respect to any proprietary rights. The Company and the Subsidiaries hold all material permits from governmental authorities which are necessary to conduct their businesses and are in compliance with the terms and conditions of such permits.

               (gg) The Company, the Subsidiaries and the GP Entities are conducting their respective businesses in material compliance with all applicable laws, rules and regulations of the jurisdictions in which they are conducting business, including, without limitation, the Americans with Disabilities Act of 1990 and all applicable local, state and Federal employment, truth-in-advertising, franchising and immigration laws and regulations, except where the failure to be so in compliance would not have a material adverse effect on the assets, properties, business, results of operations, or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities taken as a whole.

               (hh) No transaction has occurred between or among the Company and any of its officers or directors or any affiliate or affiliates of any such officer or director that is required to be described in and is not described or incorporated by reference in the Registration Statements and the Prospectus.

               (ii) The Company has not taken, nor will it take, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization or manipulation of the price of any capital stock of the Company to facilitate the sale or resale of any of the Shares.

               (jj) The Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under Sections 856 through 860 of the Code (as hereinafter defined) for all taxable years commencing with its taxable year ended December 31, 1994. The Company has filed an election to be taxable as a REIT for its taxable year ended December 31, 1997, and such election has not been terminated. The Company's method of operation will permit it to continue to meet the requirements for taxation as a real estate investment trust (a "REIT") under the Code. The Company intends to continue to operate in a manner which would permit it to qualify as a REIT under the Code. The Company's method of operation will permit it to meet and to continue to meet the requirements for taxation as a REIT under the Code. The Company has no intention of changing its operations or engaging in activities which would cause it to fail to qualify, or make economically undesirable its continued qualification, as a REIT.

               (kk) Neither the Company nor any Subsidiary is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

               (ll) The Shares have been approved for listing on the NYSE, subject to official notice of issuance.

               (mm) The Company, the Subsidiaries and the GP Entities maintain a system of internal accounting controls which the Company believes is sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to financial assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (nn) Neither the Company, nor any of the Subsidiaries or the GP Entities, nor to the knowledge of the Company, any employee or agent of the Company or any Subsidiary or GP Entity, has made any payment of funds of the Company, or any Subsidiary or GP Entity or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus.

               (oo) The Company has not distributed and, prior to the later to occur of (i) the Closing Date or (ii) completion of the distribution of the Shares, will not distribute any offering material in connection with the offering and sale of the Shares other than the Registration Statements, the Prospectus or other materials, if any, permitted by the Securities Act.

               (pp) As of the date of this Underwriting Agreement, the Company or its Subsidiaries, as the case may be, had entered into guarantees relating to (1) indebtedness incurred by five GP Entities in an aggregate amount of $2,258,000, (2) a guarantee of the Low Income Housing Tax Credit to limited partners in thirty-one partnerships in an aggregate amount of approximately $22,000,000, (3) a guarantee of the successful construction of properties under the Federal government's Low Income Housing Tax Credit Program in the amount of approximately $14,609,000, and (4) guarantees by the Company of certain of the Operating Partnership's obligations. Such guarantees represent the only guarantees entered into by the Company, any of the Subsidiaries or the GP Entities. The Company has no knowledge of any conditions that would obligate the Company to make any payments under any of the guarantees.

               (qq) Each property owned or held by the Company, the Subsidiaries and the GP Entities is served by all utilities necessary for its use and operation as currently used and fronts on or has lawful access to a public road or right of way.

          3. PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES. On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Company agrees to issue and sell the Firm Shares, severally and not jointly, to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase from the Company, the number of Firm Shares set forth opposite that Underwriter's name in SCHEDULE A hereto, at a purchase price of $23.875 per share (the "Purchase Price").

          The Shares to be purchased by the Underwriters will be delivered by the Company to the office of PaineWebber Incorporated at 1285 Avenue of the Americas, New York, New York 10019, in accordance with the terms of this Underwriting Agreement and against payment of the Purchase Price therefor by wire transfer of same day funds payable to the order of the Company in the aggregate amount of $47,750,000 at the bank account designated in writing by the Company at least one business day prior to the Closing Date, at 10:00 a.m., New York time, on June 19, 1998 (or if the NYSE or commercial banks in the City of New York are not open on such day, the next day on which such exchanges and banks are open) (any such day being a "Business Day"), or at such other time not later than eight full business days thereafter as the Underwriters and the Company mutually agree, such time being herein referred to as the "Closing Date." If requested by the Underwriters, the Shares will be prepared in definitive form and in such authorized denominations and registered in such names as the Underwriters may request upon at least two Business Days' prior notice to the Company and will be made available for checking and packaging at the office of PaineWebber Incorporated at least one Business Day prior to the Closing Date.

          4.   COVENANTS.   The  Company  and the Operating Partnership, as
the case may be, covenant and agree with the Underwriters that:

               (a) The Company will cause the Prospectus Supplement to be filed as required by Section 2(a) hereof (but only if the Underwriters or their counsel have not reasonably objected thereto by notice to the Company after having been furnished a copy a reasonable time prior to filing) and will notify the Underwriters promptly of such filing. During the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Closing Date, whichever is later, the Company will notify the Underwriters promptly of the time when any subsequent amendment to the Registration Statements has become effective or any subsequent supplement to the Prospectus has been filed, or of any request by the Commission for any amendment or supplement to the Registration Statements or Prospectus or for additional information; the Company will prepare and file with the Commission, promptly upon the Underwriters' request, any amendments or supplements to the Registration Statements or Prospectus that, in the Underwriters' opinion, may be necessary or advisable in connection with the Underwriters' distribution of the Shares; and the Company will file no amendment or supplement to the Registration Statements or Prospectus (other than any prospectus supplement relating to the offering of other securities registered under the Registration Statements or any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Underwriters or their counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

               (b) The Company will advise the Underwriters, promptly after it shall receive notice or obtain knowledge thereof, of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statements, of the suspension of the qualification or registration of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceeding for any such purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

               (c) The Company will comply with all requirements imposed upon it by the Securities Act, the Securities Act Rules and
     Regulations, the Exchange Act and the Exchange Act Rules and Regulations as from time to time in force, so far as necessary to permit the continuance of sales of, or dealings in, the Shares as contemplated by the provisions hereof and the Prospectus. If during such period where a prospectus relating to the Shares is required to be delivered under the Securities Act, any event occurs as a result of which, in the opinion of the Underwriters' counsel, the Registration Statements contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if during such period it is necessary to amend or supplement the Registration Statements or Prospectus to comply with the Securities Act, the Company will promptly notify the Underwriters and will amend or supplement the Registration Statements or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

               (d) The Company will furnish to the Underwriters copies of the Registration Statements, the Prospectus (including all documents incorporated by reference therein), each preliminary prospectus and all amendments and supplements to the Registration Statements and Prospectus that are filed with the Commission during the period in which a prospectus relating to the Shares is required to be delivered under the Securities Act or such date which is 90 days after the Closing Date, whichever is later (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

               (e) During the period of five years commencing on the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act, the Company will furnish the Underwriters with copies of filings of the Company under the Securities Act and Exchange Act and with all other financial statements and periodic and special reports it distributes generally to the holders of any class of its capital stock.

               (f) The Company will make generally available to its stockholders as soon as practicable, and in the manner contemplated by Rule 158 of the Securities Act Rules and Regulations but in any event not later than 15 months after the end of the Company's current fiscal quarter, an earning statement (which need not be audited) covering a 12-month period beginning after the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) under the Securities Act that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Securities Act Rules and Regulations and will advise the Underwriters in writing when such statement has been made available.

               (g) Whether or not the transactions contemplated by this Underwriting Agreement are consummated or this Underwriting Agreement is terminated, the Company will pay, or reimburse if paid by the Underwriters, all costs and expenses incident to the performance of the obligations of the Company under this Underwriting Agreement, including but not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statements and exhibits thereto, each preliminary prospectus, the Prospectus and any amendment or supplement to the Registration Statements or the Prospectus, (ii) the preparation and delivery of certificates representing the Shares, (iii) the printing and reproduction of this Underwriting Agreement, (iv) the costs incurred by the Company in furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statements, the Prospectus and any preliminary prospectus, and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Shares by the Underwriters or by dealers to whom Shares may be sold, (v) the listing of the Shares on the NYSE, (vi) the registration or qualification of the Shares for offer and sale under the securities or blue sky laws of such jurisdictions designated by the Underwriters or the notification with respect thereto required by any such jurisdiction, including the fees, disbursements and other charges of the Underwriters' counsel in connection therewith, and the preparation and printing of blue sky memoranda; provided, however, that no such registration or qualification would subject the Company to service of process or require it to qualify to do business in any such jurisdiction, (vii) counsel to the Company, (viii) the transfer agent for the Shares, and (ix) the accountants of the Company.

               (h) If  this  Underwriting  Agreement  shall  be  terminated pursuant to Section 8 hereof or if for any reason the Company shall be unable to perform its obligations hereunder, the Company will reimburse the Underwriters for all out-of-pocket expenses (including the fees, disbursements and other charges of the Underwriters' counsel) reasonably incurred by the Underwriters in connection herewith.

               (i) The Company will not at any time, directly or indirectly, take any action designed to, or which might reasonably be expected to, cause or result in, or which has constituted or which might reasonably be expected to constitute, the stabilization of the price of its capital stock to facilitate the sale or resale of any of the Shares.

               (j) The Company and the Operating Partnership will apply the net proceeds from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus Supplement.

               (k) The Company, its executive officers and the members of its Board of Directors will not, directly or indirectly, offer, sell, contract to sell, pledge, grant any option to purchase or otherwise dispose of any shares of capital stock, or any securities convertible into, or exercisable, exchangeable or redeemable for, shares of capital stock, subject to certain exceptions, for a period of 90 days from the date of the Prospectus Supplement, without the prior written consent of PaineWebber Incorporated.

               (l) Each of the Company, the Operating Partnership and the QRS has been organized and operated in conformity with the requirements for qualification and taxation of the Company as a "real estate investment trust" under the Code, and each of the Company's, the Operating Partnership's and the QRS's proposed methods of operation will enable the Company to continue to meet the requirements for qualification and taxation as a REIT under the Code for subsequent taxable years.

          5. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The Underwriters' obligation to purchase and pay for the Shares as provided herein shall be subject to the accuracy, as of the date hereof and the Closing Date (as if made at the Closing Date), of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

               (a) The Registration Statements shall have been declared effective under the Securities Act; the Prospectus shall have been filed as required by Section 2(a) hereof; and no stop order suspending the effectiveness of the Registration Statements shall have been issued and no proceeding for that purpose shall have been instituted or, to the Underwriters' knowledge or the knowledge of the Company, threatened by the Commission, nor has any state securities authority suspended the qualification or registration of the Shares for offering or sale in any jurisdiction and any request of the Commission for additional information (to be included in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the satisfaction of the Underwriters and the Underwriters' counsel.

               (b) The Underwriters shall not have advised the Company that the Registration Statements or any amendment thereto contains an untrue statement of fact that in the opinion of the Underwriters or the Underwriters' counsel is material or omits to state a fact that in the opinion of the Underwriters or their counsel is material, and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any amendment or supplement thereto, contains an untrue statement of fact that in the opinion of the Underwriters or the Underwriters' counsel is material or omits to state a fact that in the opinion of the Underwriters or the Underwriters' counsel is material and is necessary, in the light of the circumstances under which they were made, to make the statements therein not misleading.

               (c) Except as contemplated in the Prospectus Supplement, subsequent to the respective dates as of which information is included or incorporated by reference in the Registration Statements and the Prospectus, there shall not have been any change, on a consolidated basis, in the equity capitalization, short-term debt or long-term debt of the Company, or any material adverse change, or any development involving a prospective adverse change, in the condition (financial or other), business, net worth or results of operations of the Company, the Subsidiaries or the GP Entities or any adverse change in the rating assigned to any securities of the Company, that, in the Underwriters' judgment, makes it impractical or inadvisable to offer or deliver the Shares on the terms and in the manner contemplated in the Prospectus.

               (d) Nixon, Hargrave, Devans & Doyle LLP, counsel for the Company, shall have furnished to the Underwriters its written opinion, as counsel to the Company, addressed to the Underwriters and dated such Closing Date, as to which for matters of Maryland law Rogers & Wells LLP may rely upon, in form and substance satisfactory to the Underwriters, to the effect that:

                      (i) Each of the Company and its Subsidiaries has been duly incorporated or formed, as the case may be, and is validly existing as a corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power (corporate or other) and authority to conduct its business as described in the Registration Statements and Prospectus, and to enter into and perform its obligations under this Underwriting Agreement and is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except, where the failure to be so qualified or registered, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company, the Subsidiaries and the GP Entities taken as a whole;

                     (ii) The Company has authorized capital stock  as  set
          forth in the Prospectus. The Shares have been duly authorized by the Company for issuance and sale and when issued and sold pursuant to this Underwriting Agreement will be duly and validly issued, fully paid and nonassessable and none of them will have been issued in violation of any preemptive or other similar right under the charter documents of the Company or the laws of the State of Maryland, as the case may be. The issued and outstanding capital stock of the Company and the Shares conform, or will conform, in all material respects to the descriptions thereof contained in, or incorporated by reference into, the Registration Statements and the Prospectus. The form of certificate used to evidence the Shares is in due and proper form and complies with all applicable statutory requirements, with any applicable requirements of the Company's organizational documents and with the requirements of the NYSE;

                    (iii) The Registration Statements have become effective under the Securities Act, the Prospectus Supplement has been filed as required by Section 2(a) hereof and, to the best knowledge of such counsel, after due inquiry, no stop order suspending the effectiveness of the Registration Statements have been issued and no proceeding for that purpose has been instituted or threatened by the Commission;

                     (iv) Each part of the Registration Statements, when such part became effective, and the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and at the Closing Date, complied as to form in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations. Nothing has come to the attention of such counsel that has caused it to believe that either (i) any part of the Registration Statements, when such part became effective or was filed under the Securities Act or the Exchange Act, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission or at the Closing Date, included an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements, financial schedules or other financial or statistical data included in, or incorporated by reference into, the Registration Statements or the Prospectus;

                      (v) The descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings, contracts and other documents are accurate and fairly present the information required to be shown; and such counsel does not know of any statutes or legal or governmental proceedings required to be described in the Prospectus that are not described as required, or of any contracts or documents of a character required to be described in the Registration Statements or Prospectus;

                     (vi)  This  Underwriting  Agreement   has   been  duly
          authorized, executed and delivered by the Company and the Operating Partnership and constitutes the legal, valid and binding obligations of the Company and the Operating Partnership enforceable against them in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general equitable principles; the execution, delivery and performance of this Underwriting Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the Company or its Subsidiaries are a party or by which they are bound or to which any of the property or other assets of the Company or the Subsidiaries is subject except where such breach, violation or default would not have a material adverse effect on the Company, the Subsidiaries and the GP Entities taken as a whole, (b) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement, or other organizational document of the Company or any of the Subsidiaries, as applicable, or (c) except as may be required under any securities or blue sky laws, any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or the Subsidiaries or any of their properties or other assets; and except as may be required under any securities or blue sky laws, no consent, approval, authorization, notice to, order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Underwriting Agreement in connection with the issuance or sale of the Shares by the Company, except such as have been obtained under the Securities Act or from the NYSE;

                    (vii) The Company has continuously been organized and operated in conformity with the requirements for qualification as a "real estate investment trust" under Sections 856 through 860 of the Code for all taxable years commencing with its taxable year ended December 31, 1994. The Company's method of operation, as described in the Prospectus, will permit it to continue to meet the requirements for taxation as a REIT under the Code. The disclosure contained in the Prospectus under the caption "Federal Income Tax Considerations," to the extent such information constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and are accurate in all material respects;

                   (viii) To the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the Company or any of the Subsidiaries, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets are subject which would have a material adverse effect upon the assets or properties, business, results of operations, or condition (financial or otherwise) of the Company or the Subsidiaries taken as a whole; and

                     (ix) Neither the Company nor any of its Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations thereunder.

               (e) Ann M. McCormick, Esq., General Counsel of the Company, shall have furnished to the Underwriters her written opinion addressed to the Underwriters and dated such Closing Date, in form and substance satisfactory to the Underwriters, to the effect that:

                      (i) Each of the GP Entities has been duly incorporated or formed, as the case may be, and, to the knowledge of such counsel, is an existing corporation, general or limited partnership, or other legal entity, as the case may be, in good standing under the laws of its jurisdiction of incorporation or formation, as the case may be, and has full power (corporate and other) and authority to own or hold its properties and to conduct the business in which it is engaged, and, to the knowledge of such counsel, is duly qualified or registered to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification or registration, except where the failure to be so qualified or registered, considering all such cases in the aggregate, would not have a material adverse effect on the earnings, assets, properties, business, results of operations or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities taken as a whole;

                    (ii) The Company has authorized, issued and outstanding capital stock as set forth under the caption "Capitalization" in the Prospectus. All of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued, and all of the issued and outstanding shares of capital stock of the Company are fully paid and nonassessable and none of them was issued in violation of any preemptive or other similar right under the charter documents of the Company or the laws of the State of Maryland, as the case may be. Except as disclosed in the Registration Statements and the Prospectus, there is no outstanding option, warrant or other right calling for the issuance of, and, to the knowledge of such counsel, no commitment, plan or arrangement to issue, any shares of capital stock of the Company or any security convertible into, exercisable for, or exchangeable for shares of capital stock of the Company. No holder of any security of the Company has the right to have any security owned by such holder included for registration in the Registration Statements. All of the issued and outstanding capital stock or ownership interests of each of the Subsidiaries has been duly authorized and are validly issued, fully paid and nonassessable and, except as specified on SCHEDULE B hereto, are wholly owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity;

                    (iii) The documents incorporated by reference in the Registration Statements or Prospectus or any amendment or supplement thereto, when they became effective under the
          Securities Act or were filed with the Commission under the Securities Act or Exchange Act, as the case may be, complied as to form in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder;

                     (iv) Such counsel does not know of any contracts or documents of a character (1) to be filed under the Exchange Act if upon such filing they would be incorporated by reference in the Registration Statements or the Prospectus or (2) to be filed as exhibits to the Registration Statements that are not described and filed as required;

                      (v) The execution, delivery and performance of this Underwriting Agreement and the consummation of the transactions contemplated herein will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (a) any statute, indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract or other agreement or instrument known to such counsel to which the GP Entities are a party or by which they are bound or to which any of the property or other assets of the GP Entities is subject except where such breach, violation or default would not have a material adverse effect on the Company, the Subsidiaries and the GP Entities taken as a whole, (b) the articles of incorporation, by-laws, certificate of general or limited partnership, partnership agreement, or other organizational document of the GP Entities, or (c) except as may be required under any securities or blue sky laws, any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the GP Entities or any of their properties or other assets;

                     (vi) To the best of such counsel's  knowledge, neither
          the Company nor any of the Subsidiaries or the GP Entities is in violation of any term or provision of their respective articles of incorporation, charter, by-laws, certificate of general or limited partnership, partnership agreement or other organizational document, as applicable, or in violation of or default under any indenture, mortgage, deed of trust, voting trust agreement, loan agreement, bond, debenture, note agreement or evidence of indebtedness, lease, contract, permit, judgment, decree, order, statute, rule or regulation; where such violation or default would have a material adverse effect on the Company, the Subsidiaries and the GP Entities taken as a whole; and

                    (vii) To the best of such counsel's knowledge, there is no litigation or governmental or other proceeding or investigation, before any court or before or by any public body or board pending or threatened against, or involving the assets, properties or businesses of, the GP Entities, involving the Company's or any of its Subsidiaries' officers or directors or to which any of the Company's or any of its Subsidiaries' properties or other assets are subject which is reasonably likely to have a material adverse effect upon the assets or properties, business, results of operations, or condition (financial or otherwise) of the Company, the Subsidiaries and the GP Entities taken as a whole.

               (f) The Underwriters shall have received from Rogers & Wells LLP, the counsel to the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the validity of the Shares, the Registration Statements, the Prospectus and other related matters as the Underwriters reasonably may request, and such counsel shall have received such papers and information as they request to enable them to pass upon such matters.

               (g) At the time of execution of this Underwriting Agreement and at the Closing Date, the Underwriters shall have received a letter, dated the date of delivery thereof, from Coopers & Lybrand L.L.P., the independent public accountants of the Company, in the form previously agreed to by the Underwriters.

               (h) The Underwriters shall have received from the Company a certificate, signed by the Chairman, the President, either of the Co-Chief Executive Officers, the Executive Vice President or a Vice President and by the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that, to the best of their knowledge based upon reasonable investigation:

                      (i) The representations and warranties of the Company in this Underwriting Agreement are true and correct in all material respects, as if made at and as of the Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                     (ii) No stop order suspending the effectiveness of the Registration Statements have been issued, and no proceeding for that purpose has been instituted or, to such officer's knowledge, is threatened by the Commission nor has any state securities authority suspended the qualification or registration of the Shares for offering or sale in any jurisdiction;

                    (iii) Since the effective date of the Registration Statements, there has occurred no event required to be set forth in an amendment or supplement to the Registration Statements or Prospectus that has not been so set forth, and there has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations of the Commission thereunder that upon such filing would be deemed to be incorporated by reference in the Prospectus that has not been so filed;

                     (iv)  Since  the  respective   dates   as   of   which
          information is given in the Registration Statements and the Prospectus, (a) there has not been, and no development has occurred which could reasonably be expected to result in, a material adverse change in the general affairs, business, properties, management, condition (financial or otherwise) or results of operations of the Company, the Subsidiaries and the GP Entities, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statements and the Prospectus and (b) neither the Company nor any of the Subsidiaries or the GP Entities has sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statements and the Prospectus; and

                      (v) such other matters as the Underwriters or their counsel may reasonably request.

               (i) On or prior to the Closing Date, the Underwriters shall have received the executed agreements referred to in Section 4(k).

               (j) Prior to the Closing Date, the Shares shall have been duly authorized for listing by the NYSE, subject to official notice of issuance.

               (k) All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to the Underwriters or their counsel. The Company will furnish the Underwriters with such conformed copies of such opinions, certificates, letters and other documents as the Underwriters shall reasonably request and the Company shall furnish to the Underwriters such further certificates and documents as the Underwriters shall have reasonably requested.

               (l) Subsequent to the execution and delivery of this Underwriting Agreement (i) no downgrading or adverse change shall have occurred in the rating accorded any security of the Company by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Securities Act Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any security of the Company, that, in either event, makes it impractical or inadvisable, in the Underwriters' judgment, to offer or deliver the Shares on the terms and in the manner contemplated by the Prospectus.

          6.   INDEMNIFICATION AND CONTRIBUTION.

               (a) The  Company  and  the  Operating  Partnership  agree to indemnify and hold harmless the Underwriters, their directors, officers, employees and agents and each person, if any, who controls them within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred to which the Underwriters, or any such person, may become subject under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statements or the Prospectus or any amendment or supplement to the Registration Statements or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Shares under the securities or blue sky laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it, in the light of the circumstances under which they were made, not misleading or (iii) any act or failure to act or any alleged act or failure to act by the Underwriters in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that neither the Company nor the Operating Partnership shall be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by the Underwriters through their gross negligence or willful misconduct); provided that neither the Company nor the Operating Partnership will be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Shares in the public offering to any person and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for inclusion in the Registration Statements or the Prospectus. The Underwriters confirm to the Company and the Company acknowledges that only the following information appearing in the Prospectus with respect to the public offering of the Shares has been furnished to the Company by the Underwriters for use in the
     Prospectus: (i) the names of the Underwriters contained on the front cover page and back cover page of the Prospectus Supplement; (ii) the last full paragraph on the front cover page of the Prospectus Supplement; (iii) the stabilization legend on the inside front cover page of the Prospectus Supplement; and (iv) the information in the second, sixth, ninth and tenth paragraphs under the caption "Underwriting" in the Prospectus Supplement. This indemnity agreement will be in addition to any liability that the Company or the Operating Partnership might otherwise have.

               (b) The Underwriters will indemnify and hold harmless the Company and the Operating Partnership, each person, if any, who controls the Company or the Operating Partnership within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Second Registration Statement to the same extent as the foregoing indemnity from the Company and the Operating Partnership to the Underwriters, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to the Underwriters furnished in writing to the Company by the Underwriters expressly for use in the Second Registration Statement or the Prospectus. This indemnity will be in addition to any liability that the Underwriters might otherwise have; provided, however, that in no case shall the Underwriters be liable or responsible for any amount in excess of the underwriting discounts and commissions received by the Underwriters.

               (c) Any party that proposes to assert the right to be indemnified under this Section 6 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 6, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 6 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party. If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel reasonably satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense. The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties. It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one additional firm admitted to practice in such jurisdiction at any one time for all such indemnified party or parties. All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred. An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld); provided, however, no indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 6 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding. Notwithstanding any other provision of this Section 6(c), if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into, and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

               (d)  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 6 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Operating Partnership or the Underwriters, the Company, the Operating Partnership and the Underwriters will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company or the Operating Partnership from persons other than the Underwriters, such as persons who control the Company or the Operating Partnership within the meaning of the
     Securities Act, officers of the Company who signed the Registration Statements and directors of the Company, who also may be liable for contribution) to which the Company, the Operating Partnership and the Underwriters may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Operating Partnership on the one hand and the Underwriters on the other. The relative benefits received by the Company and the
     Operating Partnership on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus Supplement. If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company or the Operating Partnership on the one hand, and the
     Underwriters, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering. Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Operating Partnership or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contributions pursuant to this
     Section 6(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 6(d) shall be deemed to include, for purpose of this Section 6(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 6(d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discounts and commissions received by the Underwriters and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6(d), any person who controls a party to this Underwriting Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statements will have the same rights to contribution as the Company and the Operating Partnership, subject in each case to the provisions hereof. Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 6(d), will notify any such party or parties from whom contribution may be sought, but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 6(d). Except for a settlement entered into pursuant to the last sentence of Section 6(c) hereof, no party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

               (e) The indemnity and contribution agreements contained in this Section 6 and the representations and warranties of the Company and the Operating Partnership contained in this Underwriting Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by or on behalf of the Underwriters, (ii) acceptance of the Shares and payment therefor or (iii) any termination of this Underwriting Agreement.

          7. REPRESENTATIONS AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements of the Company contained herein or in certificates delivered pursuant hereto, and the Underwriters' agreements contained in Sections 4(g) and 6 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling persons, or the Company or any of its officers, directors or any controlling persons, and shall survive delivery of and payment for the Shares hereunder.

          8. TERMINATION. The Underwriters shall have the right by giving notice as hereinafter specified at any time at or prior to the Closing Date, to terminate this Underwriting Agreement if (i) the Company shall have failed, refused or been unable, at or prior to the Closing Date, to perform any material agreement on its part to be performed hereunder,
(ii) any condition of the Underwriters' obligations specified in Section 5 hereof is not fulfilled when due, (iii) trading on the NYSE shall have been wholly suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for the Common Stock shall have been required, on the NYSE by the NYSE or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by Federal or New York authorities, or (vi) an outbreak of major hostilities in which the United States is involved, a declaration of war by Congress, any other substantial national or international calamity or any other event or occurrence of a similar character shall have occurred since the execution of this Underwriting Agreement that, in the Underwriters' sole judgment, makes it impractical or inadvisable to proceed with the completion of the sale of and payment for the Shares. Any such termination shall be without liability of any party to any other party with respect to Shares not purchased by reason of such termination except that the provisions of Sections 4(g), 4(h) and 6 hereof shall at all times be effective. If the Underwriters elect to terminate this Underwriting Agreement as provided in this Section 8, the Company shall be notified promptly by the Underwriters by telephone, telex or telecopy, confirmed by letter.

          9. NOTICES. All notices or communications hereunder shall be in writing and if sent to the Underwriters shall be mailed, delivered, telexed or telecopied and confirmed to the Underwriters in care of PaineWebber Incorporated at 1285 Avenue of the Americas, New York, New York 10019, c/o Real Estate Investment Banking, attention: David R. Jarvis (with copy to Jay L. Bernstein, Esq., c/o Rogers & Wells LLP, 200 Park Avenue, New York, New York 10166), or if sent to the Company, shall be mailed, delivered, telexed or telecopied and confirmed to Ann M. McCormick, Esq., c/o the Company at 850 Clinton Square, Rochester, New York 14604 (with copy, which shall not constitute notice, to Deborah McLean Quinn, Esq., c/o Nixon, Hargrave, Devans & Doyle LLP, 1300 Clinton Square, Rochester, New York 14604). Any party to this Underwriting Agreement may change such address for notices by sending to the other party to this Underwriting Agreement written notice of a new address for such purpose.

          10. PARTIES. This Underwriting Agreement shall inure to the benefit of, and be binding upon, the Company and the Underwriters and their respective successors and the controlling persons, officers, directors, employees and representatives referred to in Section 6 hereof, and no other person will have any right or obligation hereunder.

          11.  APPLICABLE  LAW.   This   Underwriting  Agreement  shall  be
governed by, and construed in accordance with, the laws of the State of New
York.

          12.  OVER-ALLOTMENT OPTION.

               (a) Upon written notice from the Underwriters given to the Company not more than 30 days subsequent to the date of the public offering of the Firm Shares, the Underwriters may purchase all or less than all of the Option Shares at the Purchase Price per share to be paid for the Firm Shares. Such Option Shares may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Shares. No Option Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Option Shares or any portion thereof may be surrendered and terminated at any time upon notice by the Underwriters to the Company. The "Closing Date" as defined in Section 3 hereof shall be deemed to be the "Closing Date," and the time for the delivery of, and payment for, the Option Shares is herein referred to as the "Option Closing Date" (which may be the Closing Date). The Option Closing Date shall be determined by the Underwriters but shall be not later than 10 days after the Underwriters give to the Company written notice of election to purchase Option Shares. The preparation, registration, checking and delivery of, and payment for, the Option Shares shall occur or be made in the same manner as provided in Section 3 hereof for the Firm Shares, except as the Underwriters and the Company may otherwise agree.

               (b) The conditions to the Underwriters' obligations set forth in Section 5 shall be deemed to be conditions to the Underwriters' obligation to purchase and pay for the Shares to be purchased on each of the Closing Date and the Option Closing Date, as the case may be; references in that Section and in Sections 2, 8 and 13 hereof to the "Closing Date" shall be deemed to be references to the Closing Date or the Option Closing Date, as the case may be, and references to the "Shares" in Section 5 hereof shall be deemed to be references to the Shares to be purchased at such Closing Date. A termination of this Underwriting Agreement as to the Option Shares after the Closing Date will not terminate this Underwriting Agreement as to the Firm Shares.

          13. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If, on either the Closing Date or the Option Closing Date, any Underwriter defaults in the performance of its obligations under this Underwriting Agreement, the remaining non-defaulting Underwriters shall be obligated to purchase the Shares which the defaulting Underwriter agreed but failed to purchase on such Closing Date in the respective proportions which the number of Firm Shares set forth opposite the name of each remaining non-defaulting Underwriter in SCHEDULE A hereto bears to the total number of Firm Shares set forth opposite the names of all the remaining non-defaulting Underwriters in SCHEDULE A hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Shares on such Closing Date if the total number of Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such date exceeds 9.09% of the total number of Shares to be purchased on such Closing Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Shares which it agreed to purchase on such Closing Date. If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Underwriters who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Shares to be purchased on such Closing Date. If the remaining non-defaulting Underwriters or other underwriters satisfactory to the Underwriters do not elect to purchase the Shares which the defaulting Underwriter or Underwriters agreed but failed to purchase on such Closing Date, this Underwriting Agreement (or, with respect to the Option Closing Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Shares) shall terminate without liability on the part of any non-defaulting Underwriter or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 4(g) and 4(h). As used in this Underwriting Agreement, the term "Underwriter" includes, for all purposes of this Underwriting Agreement unless the context requires otherwise, any party not listed in SCHEDULE A hereto who, pursuant to this Section 13, purchases Shares which a defaulting Underwriter agreed but failed to purchase.

          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company for damages caused by its default. If other Underwriters are obligated or agree to purchase the Shares of a defaulting or withdrawing Underwriter, either the Underwriters or the Company may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

          If the foregoing correctly sets forth the understanding among the Company, the Operating Partnership and the Underwriters, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company, the Operating Partnership and the Underwriters.


                                   Very truly yours,

                         HOME PROPERTIES OF NEW YORK, INC.

                         By:  /s/ David P. Gardner
                              -----------------------------
                              Name: David P. Gardner
                              Title: Vice President


                              HOME PROPERTIES OF NEW YORK, L.P.

                         By:  Home Properties of New York, Inc.,
                              its general partner


                         By:  /s/ David P. Gardner
                              --------------------------------
                              Name: David P. Gardner
                              Title:  Vice President


ACCEPTED as of the date first above
  written:


PAINEWEBBER INCORPORATED


By:  /s/ Malcolm MacLean
     --------------------------
     Name: Malcolm MacLean
     Title: Vice President

     For itself and as representative
     of the several Underwriters
     named in SCHEDULE A hereto

                       SCHEDULE A



                                       NUMBER OF SHARES
   UNDERWRITERS                        TO BE PURCHASED

PaineWebber Incorporated                          420,000
CIBC Oppenheimer Corp.                            420,000
Smith Barney Inc.                                 420,000
BancAmerica Robertson Stephens                    210,000
Wheat First Securities, Inc.                      210,000
Chase Securities Inc.                              80,000
Merrill Lynch, Pierce, Fenner &
  Smith Incorporated                               80,000
Morgan Stanley & Co. Incorporated                  80,000
First Albany Corporation                           40,000
Friedman, Billings, Ramsey & Co., Inc.             40,000

          Total                                  2,000,000

                            SCHEDULE B


                           SUBSIDIARIES



Home Properties of New York, L.P.      New York limited partnership
                                      1% owned by Home Properties of New
                                      York, Inc. ("HME"); 59.1% owned by
                                      Home Properties Trust

Home Properties Trust                 Maryland real estate trust
                                      100% owned by HME

Home Properties Management, Inc.      Maryland Corp.  Home Properties
                                      of New York, L.P. ("OP") owns 990
                                      non-voting shares/Nelson and Norman
                                      Leenhouts each own five voting shares

Conifer Realty Corporation            Maryland Corp.  OP owns 891 non-voting
                                      shares/Nelson Leenhouts, Norman Leenhouts and Richard Crossed each own three voting shares

NOTE:  The operations of Home Properties
Management, Inc. and Conifer Realty Corporation are not consolidated with those of the Company.

Valley Park South Partnership         NY general partnership,
                                      qualified in PA
                                      99% owned by OP; .10% owned by HME

Home Properties/Olde Mill Partnership NY general partnership
                                      99% owned by OP; .10% owned by HME

Home Properties/Fairways at
Village Green Partnership             NY general partnership
                                      99% owned by OP; .10% owned by HME
HME/Fairways at Village Green
Partnership                           NY general partnership
                                      99% owned by OP; .10% owned by HME

Royal Gardens Associates, L.L.C.      NY Limited Liability Company
                                      Qualified in NJ
                                      OP is sole member

Curren Terrace, LLC                   NY LLC
                                      OP is sole member

Home Properties Country Village LLC   Maryland LLC
                                      OP is sole member

Home Properties Strawberry Hill LLC   Maryland LLC
                                      OP is sole member

Home Properties Carriage House LLC    Maryland LLC
                                      OP is sole member

Home Properties Morningside
Heights LLC                           Maryland LLC
                                      OP is sole member

Home Properties Morningside
North LLC                             Maryland LLC
                                      OP is sole member

Home Properties Morningside Six LLC   Maryland LLC
                                      OP is sole member

Home Properties Maryland, LLC         Maryland LLC
                                      Members: HP Morningside Heights,
                                      LLC, HP Morningside North, LLC,
                                      HP Morningside Six, LLC,
                                      HP Carriage House, LLC

Home Properties Racquet Club
East, LLC                             NY LLC
                                      OP is sole member

Home Properties Colonies, LLC         NY LLC
                                      OP is sole member

                            SCHEDULE C

Home Properties Management, Inc.      Nelson and Norman Leenhouts each own
                                      five voting shares.

Conifer Realty Corporation            Nelson Leenhouts, Norman Leenhouts and
                                      Richard Crossed each own three voting
                                      shares.

                            SCHEDULE D

Raintree Island Apartments         Buffalo, New York

                            SCHEDULE E



Hamlet Court, Rochester, New York                          98 Units
Northgate Manor, Rochester, New York                      224 Units
Harborside Manor, Syracuse, New York                      281 Units
Village Greene, Syracuse, New York                        448 Units
Westminster, Syracuse, New York                           240 Units
Emerson Square, Buffalo, New York                          96 Units
Fairway Apartments, Buffalo, New York                      32 Units
Paradise Lane at Raintree, Buffalo, New York              324 Units
1600 East Avenue, Rochester, New York                     164 Units
Hill Court South, Rochester, New York                      95 Units
Ivy Ridge, Rochester, New York                            135 Units
Woodgate Place, Rochester, New York                       120 Units